UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2003

ANC Rental Corporation

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-30776	65-0957875

(Commission File Number)	(IRS Employer Identification No.)

200 South Andrews Avenue, Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (954) 320-4000

SIGNATURE
Exhibit Index
Consent of Independent Public Accountants
Audited Financial Statements

Item 9   (Regulation FD Disclosure)

Item 12   (Results of Operations and Financial Condition)

      On September 24, 2003, the Company issued its audited financial statements for the fiscal year ending December 31, 2002. These financial statements are identical to the financial statements filed on May 22, 2003, except for Note 15 (which includes detailed financial data for the Company’s U.S. and International segments) and Note 20 (which includes information about the sale of substantially all of the Company’s assets to a third party). In addition, the Company provided the results of operations, cash flows and financial condition as of and for the six months ended June 30, 2003 and 2002. A copy of the financial statements are included herein as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

23.1	Consent of Independent Certified Public Accountants

99.1	Audited Financial Statements of ANC Rental Corporation as of and for the year ended December 31, 2002 and results of operations, cash flows and financial condition as of and for the six months ended June 30, 2003 and 2002.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 24, 2003

ANC Rental Corporation

By:	/s/ Douglas C. Laux

Douglas C. Laux Senior Vice President, Chief Financial Officer

Exhibit Index

23.1	Consent of Independent Certified Public Accountants

99.1	Audited Financial Statements of ANC Rental Corporation as of and for the year ended December 31, 2002 as well as results of operations, cash flows and financial condition as of and for the six months ended June 30, 2003 and 2002.